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GE CAPITAL EQUIPMENT LOAN TRUST 1997-A                                                                EXHIBIT 99.1

  $304,203,000      Class A 6.85% Asset Backed Notes
  $26,452,783       Class B Fixed Rate Asset Backed Notes

     STATEMENT TO NOTEHOLDERS PURSUANT TO SECTION 5.06 OF THE
            TRANSFER AND SERVICING AGREEMENT

Payment Date:                                                                                            20-Oct-98

(i)     Amount of principal being paid on the Notes:
          (a)  Class A Notes                                                                                   $0.00
                 per $1,000 original principal amount:                                                   $0.00000000

          (b)  Class B Notes                                                                                   $0.00
                 per $1,000 original principal amount:                                                   $0.00000000

          (c)  Total                                                                                           $0.00

(ii)     Amount of interest being paid on the Notes
          (a)  Class A Notes                                                                           $1,736,492.13
                 per $1,000 original principal amount:                                                   $5.70833335

          (b)  Class B Notes                                                                             $151,001.30
                 per $1,000 original principal amount:                                                   $5.70833322

          (c)  Total                                                                                   $1,887,493.43

(iii)   Balances at the end of the related Collection Period
          (a)  Pool Balance at the end of the related Collection Period                              $330,655,783.00
          (b)  aggregate Principal Balance of the Receivables                                        $330,604,567.32
          (c)  amount in the Principal Funding Account                                                    $51,215.68

(iv)    After giving effect to distributions on this Distribution Date:
          (a)  outstanding principal amount of Class A Notes:                                        $304,203,000.00
          (b)  Class A Note Pool Factor:                                                                   1.0000000

(v)     Amount of Servicing Fee being paid:                                                              $137,773.24

(vi)    Amount of Administration Fee being paid:                                                             $500.00

(vii)   Aggregate Acquisition Amounts for Collection Period:
          (a) by Transferor                                                                                    $0.00
          (b) by Servicer                                                                                      $0.00

(viii)  Amount of Realized Losses for the Collection:                                                          $0.00

(ix)    Ending Reserve Account Balance:                                                                $4,742,046.01

(x)     Specified Reserve Account Balance:                                                             $4,742,046.01

(xi)      (a)  Noteholders' Class A Interest Distributable Amount:                                     $1,736,492.13
          (b)  Noteholders' Class B Interest Distributable Amount:                                       $151,001.30
          (c)  Class A Noteholders' Principal Distributable Amount:                                            $0.00
          (d)  Class B Noteholders' Principal Distributable Amount:                                            $0.00
          (e)  Amount withdrawn from Reserve Account per Section 5.05(c) or (d)                                $0.00

(xii)   Deliquency Summary
          (a)  Delinquencies 61 to 90 days                                                                     $0.00
          (b)  Delinquencies over 90 days                                                                $440,016.36

(xiii)  Deliquency Summary - % of aggregate principal balance of the receivables
          (a)  Delinquencies 61 to 90 days                                                                      0.00%
          (b)  Delinquencies over 90 days                                                                       0.13%
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